Prospectus
J.P. Morgan Exchange-Traded Funds
October 18, 2023
JPMorgan Healthcare Leaders ETF	Ticker: JDOC	Listing Exchange: The NASDAQ Stock Market LLC
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Healthcare Leaders ETF
Ticker: JDOC
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Total Annual Fund Operating Expenses	0.65
1
The Fund’s management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
SHARES ($)	66	208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has not yet commenced operations as of the date of this prospectus. Therefore, there is no portfolio turnover rate for the Fund to report at this time.
What are the Fund’s main investment strategies?
The Fund will invest primarily in equity securities issued by pharmaceutical, biotechnology, healthcare services, healthcare technology, medical technology and life sciences companies (Healthcare Companies) which the adviser believes are leaders and where the magnitude and/or duration of future growth for these companies is underappreciated by the market. The Fund will invest in common stocks of Healthcare Companies across all market capitalizations, but expects to invest a majority of its assets in mid- and large- capitalization companies. The Fund will invest globally, including in both developed and emerging market countries, although it expects to invest a majority of its Assets in Healthcare Companies located in the U.S.
Under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of Healthcare Companies. The adviser determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the group of industries in the healthcare sector. “Assets” means net assets, plus the amount of any borrowings for investment purposes.
The Fund’s equity securities may include common stock and depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depository receipt trades on a stock exchange in a country different from the company’s local market.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use options, futures and other derivatives for risk management purposes and to provide equity market exposure. For example, the Fund may use exchange-traded futures to gain exposure to particular securities or markets and for the efficient management of cash flows. In addition, the Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.
The Fund has a fundamental policy to concentrate its investments in a group of industries in the healthcare sector. This means that the Fund will invest 25% or more of its total assets across a group of industries in the healthcare sector.
Investment Process: The Fund seeks to take advantage of the upside potential in the healthcare sector by investing in Healthcare Companies that the adviser believes the market underappreciates. In choosing securities to purchase, the adviser internally evaluates issuers to identify those that, in the adviser’s view, are leaders in the healthcare sector. The adviser leverages its proprietary research capabilities to identify these companies, with coverage provided by a team of dedicated healthcare specialists located around the world. Healthcare Companies that the adviser believes are “leaders” include those
October 18, 2023  |  1

JPMorgan Healthcare Leaders ETF (continued)
that have “catalysts” that the adviser believes will lead them to outperform their peers. These catalysts include: (i) clinical data updates; (ii) medical products that satisfy clinically and commercially meaningful unmet medical needs or denote improvements to the current standard of care; (iii) obtaining regulatory approvals and payer acceptance and coverage; (iv) medical products, services, or programs that improve healthcare delivery, clinical outcomes, or cost-effectiveness; (v) top line sales growth; (vi) patent expiration; (viii) research & development momentum; (ix) increased margins; and (x) M&A potential.
The adviser then seeks to invest in leaders where the magnitude and duration of future growth is underappreciated.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund invests. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the
Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s portfolio securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. “Healthcare companies” are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Several legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years and it is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment,
2  |  J.P. Morgan Exchange-Traded Funds

and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. On December 30, 2020, the European Union and the United Kingdom signed the EU-UK Trade and Cooperation Agreement (TCA), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Concentration Risk. Because the Fund will, under ordinary circumstances, invest a significant portion of its assets in securities of Healthcare Companies, developments affecting the healthcare sector and industries within this sector may have a disproportionate impact on the Fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Industry and Sector Focus Risk. In addition to concentrating its investments in Healthcare Companies, at times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Derivatives Risk. Derivatives, including currency forwards and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its
October 18, 2023  |  3

JPMorgan Healthcare Leaders ETF (continued)
contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk relating to the payment obligations created thereunder and legal and operational risk.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
ETF Shares Trading Risk. Shares are listed for trading on The NASDAQ Stock Market LLC (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance.Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Matt Cohen, M.D.	2023	Managing Director
Holly Morris	2023	Managing Director
Dominic Valder	2023	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
4  |  J.P. Morgan Exchange-Traded Funds

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-
advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
October 18, 2023  |  5

More About the Fund
Additional Information About the Fund's Investment Strategies
The Fund is an ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.
The name, investment objective and policies of the Fund are similar to other funds advised by the adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Main Investment Strategies
The Fund will invest primarily in equity securities issued by Healthcare Companies which the adviser believes are leaders and where the magnitude and/or duration of future growth for these companies is underappreciated by the market. The Fund will invest in common stocks of Healthcare Companies across all market capitalizations, but expects to invest a majority of its assets in mid- and large- capitalization companies. The Fund will invest globally, including in both developed and emerging market countries, although it expects to invest a majority of its Assets in Healthcare Companies located in the U.S.
Under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of Healthcare Companies. The adviser determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the group of industries in the healthcare sector. “Assets” means net assets, plus the amount of any borrowings for investment purposes.
The Fund’s equity securities may include common stock and depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depository receipt trades on a stock exchange in a country different from the company’s local market.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use options, futures and other derivatives for risk management purposes and to provide equity market exposure. For example, the Fund may use exchange-traded futures to gain exposure to particular securities or markets and for the efficient management of cash flows. In addition, the Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.
The Fund has a fundamental policy to concentrate its investments in a group of industries in the health care sector. This means that the Fund will invest 25% or more of its total assets across a group of industries in the healthcare sector.
Investment Process: The Fund seeks to take advantage of the upside potential in the healthcare sector by investing in Healthcare Companies that the adviser believes the market underappreciates. In choosing securities to purchase, the adviser internally evaluates issuers to identify those that, in the adviser’s view, are leaders in the healthcare sector. The adviser leverages its proprietary research capabilities to identify these companies, with coverage provided by a team of dedicated healthcare specialists located around the world. Healthcare Companies that the adviser believes are “leaders” include those that have “catalysts” that the adviser believes will lead them to outperform their peers. These catalysts include: (i) clinical data updates; (ii) medical products that satisfy clinically and commercially meaningful unmet medical needs or denote improvements to the current standard of care; (iii) obtaining regulatory approvals and payer acceptance and coverage; (iv) medical products, services, or programs that improve healthcare delivery, clinical outcomes, or cost-effectiveness; (v) top line sales growth; (vi) patent expiration; (viii) research & development momentum; (ix) increased margins; and (x) M&A potential.
The adviser then seeks to invest in leaders where the magnitude and duration of future growth is underappreciated.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
6  |  J.P. Morgan Exchange-Traded Funds

The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund invests. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
Additional Investment Strategies
The Fund will invest primarily in equity securities as described below. The Fund invests in common stock as a main strategy. Although not a main strategy, the Fund’s investment in equity securities may also include:
•
preferred securities
•
convertible securities
•
warrants and rights to buy common stock
•
equity securities purchased in initial public offerings
•
exchange-traded funds (ETFs)
All of these securities may be included as equity securities for the purpose of calculating the Fund’s 80% policy.
The following investments may be part of the Fund’s main investment strategies:
•
foreign securities, often in the form of depositary receipts
•
derivatives, including futures contracts, options and swaps. In connection with its main investment strategies, the Fund may use futures to more effectively gain targeted equity exposure from its cash position. The Fund is also permitted to use derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policies as described below.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of the
Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding
Shares of the Fund.

Securities Lending. The Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. The Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on the Fund’s investment in such money market funds. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as
October 18, 2023  |  7

More About the Fund (continued)
the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of the Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Fund’s investments described elsewhere in this prospectus. Securities lending is not a principal strategy of the Fund.
Please note that the Fund also may use other non-principal strategies that are not described in this section, but which are described in the Statement of Additional Information.
Investment Risks
There can be no assurance that the Fund will achieve its investment objective.
The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. In addition to the Fund’s main risks, the Fund may be subject to additional risks in connection with investments and strategies used by the Fund from time to time. The table below identifies main risks and some of the additional risks for the Fund.
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in the Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if the Fund is suitable for you.
The Fund is subject to the main risks designated as such in the table below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. The Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
Healthcare Leaders ETF
Authorized Participant Concentration Risk	•
Cash Transactions Risk	○
Concentration Risk	•
Currency Risk	•
Cyber Security Risk	○
Depositary Receipts Risk	•
Derivatives Risk	•
Equity Market Risk	•
European Market Risk	•
Foreign Securities Risk	•
General Market Risk	•
Healthcare Sector Risk	•
Industry and Sector Focus Risk	•
Large Cap Company Risk	•
Market Trading Risk	•
New Fund Risk	○
Regulatory and Legal Risk	○
Securities Lending Risk	○
Smaller Company Risk	•
•
Main Risks
○
Additional Risks
8  |  J.P. Morgan Exchange-Traded Funds

Healthcare Leaders ETF
Transactions and Liquidity Risk	○
Volcker Rule Risk	○
○
Additional Risks
Equity Market Risk. The price of equity securities may rise or fall, sometimes rapidly or unpredictably, because of changes in the broad market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s portfolio securities goes down, your investment in that Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affects the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Several legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years and it is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Foreign Securities Risk. To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, unstable governments, greater volatility, civil conflicts and war, decreased market liquidity, currency fluctuations, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
October 18, 2023  |  9

More About the Fund (continued)
Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on the Fund’s investments.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. On December 30, 2020, the European Union and the United Kingdom signed the EU-UK Trade and Cooperation Agreement (TCA), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Concentration Risk. Because the Fund will, under ordinary circumstances, invest a significant portion of its assets in securities of Healthcare Companies, developments affecting the healthcare sector and industries within this sector may have a disproportionate impact on the Fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. There can be no assurance that the Fund’s hedging activities will be effective, and the Fund will incur costs in connection with the hedging. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
10  |  J.P. Morgan Exchange-Traded Funds

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Industry and Sector Focus Risk. In addition to concentrating its investments in Healthcare Companies, at times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Large Cap Company Risk. If the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. (Small Cap Company and Mid Cap Company Risks) Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Cash Transactions Risk. Unlike certain ETFs, the Fund effects its creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because the Fund currently intends to effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Market Trading Risk
Risk that Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, the Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs.
Cost of Buying or Selling Shares. When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading
October 18, 2023  |  11

More About the Fund (continued)
volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of the Fund’s Shares (the Distributor), does not maintain a secondary market in the Shares.
Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.
Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.
12  |  J.P. Morgan Exchange-Traded Funds

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner or at all, and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell an investment made with the cash collateral in the market, the Fund may borrow money to repay the applicable borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will cause the Fund to incur financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 5% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy, with permissible extensions
October 18, 2023  |  13

More About the Fund (continued)
under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
New Fund Risk. The Fund is new with no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions. In addition, until the Fund achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Fund, which may be subject to heightened volatility. As a new fund, the Fund also may be subject to a “ramp-up” period during which it may not be fully invested or able to meet its investment objective or investment policies. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size.
For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” at the front of this prospectus and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Temporary Defensive and Cash Positions
For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund, when available, will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
14  |  J.P. Morgan Exchange-Traded Funds

The Fund's Management and Administration
The Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Fund.
The Fund’s Investment Adviser and Administrator
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser and administrator to the Fund. JPMIM is located at 383 Madison Avenue, New York, NY 10179. In addition to managing the Fund’s portfolio, JPMIM also provides administrative services for and oversees the other service providers of the Fund.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to the Fund, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
A discussion of the basis the Board of Trustees of the Trust used in approving the management agreement for the Fund will be available in the first shareholder report for the Fund.
Management Fee and Other Expenses
Pursuant to the Fund’s management agreement, JPMIM is entitled to a management fee, incurred daily and paid monthly of the Fund’s average daily net assets at the rate of 0.65%. Under the management agreement, JPMIM is responsible for substantially all the expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/ or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
The Portfolio Managers
The portfolio management team utilizes a team-based approach to manage the Fund and is comprised of Matt Cohen, M.D., Holly Morris and Dominic Valder. An employee since 2005, Dr. Cohen, Managing Director, is a portfolio manager and a US equity research analyst. Dr. Cohen is responsible for research analysis and stock selection of healthcare stocks for the JPMorgan Small Cap Growth and Mid Cap Growth funds. Additionally, he serves as lead portfolio manager on the JPMorgan Global Healthcare strategy and a co-portfolio manager on the JPMorgan Small Cap Growth Fund. An employee since 2012, Ms. Morris, Managing Director, is a portfolio manager and healthcare analyst on the Large Cap Growth Portfolio within the US Equities Group and a co-portfolio manager on the JPMorgan Global Healthcare strategy. An employee since 2020, Mr. Valder, Executive Director, is a global sector specialist in the International Equity Group based in London, specializing in healthcare. Additionally, Mr. Valder is also a co-portfolio manager on the JPMorgan Global Healthcare strategy.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The Fund’s Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Fund’s Shares. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Fund. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the
October 18, 2023  |  15

The Fund's Management and Administration (continued)
support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Fund available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Fund over other investment options they make available to their customers. See the Statement of Additional Information for more information.
16  |  J.P. Morgan Exchange-Traded Funds

Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Fund trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. The Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in a large specified number of Shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Appendix A - Purchases and Redemptions” in the Fund’s Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants” (i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations), some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants” (i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests). The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Fund’s Statement of Additional Information.
Premium/Discount Information
The Fund has not commenced operations as of the date of this prospectus and, therefore, does not have information about the differences between the Fund’s daily market price on the Exchange (Market Price) and its NAV. When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) can be found at www.jpmorganfunds.com.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the Market Price on the Exchange. The Market Price may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of the Fund periodically throughout the trading day. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any representation or warranty as to its accuracy.
NAV is calculated each business day as of the close of The NASDAQ Stock Market LLC, which is typically 4:00 p.m. E.T. On occasion, the Exchange will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the Exchange closes. The Fund will not treat an intraday unscheduled disruption or closure in the Exchange trading as a closure of the Exchange, and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the Exchange. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this
October 18, 2023  |  17

Purchase and Redemption of Shares (continued)
prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. There may be changes between the last quote from the Fund’s closed foreign markets and the value of the securities during the ETF domestic trading day. During the time when the Shares are trading but a foreign exchange is closed, there may be bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. The NAV per share of the Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding Shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Frequent Purchases and Redemptions
The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, the Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing Market Prices.
18  |  J.P. Morgan Exchange-Traded Funds

Shareholder Information
Taxes on Distributions
The Fund intends to elect to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by that Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, or you are a tax-exempt investor, if you buy Shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend”. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Shares). Any gain resulting from the sale or exchange of Shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the Shares. To avoid buying a dividend, please check the Fund’s Dividend and Capital Gain Schedule before you invest.
The Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.
The Fund’s investments in certain derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.
The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
October 18, 2023  |  19

Shareholder Information (continued)
The extent to which the Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any foreign shareholder would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.
Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Availability of Proxy Voting Record
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. When available, a copy of the Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.
Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), the Fund will be treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions.
20  |  J.P. Morgan Exchange-Traded Funds

This Page Intentionally Left Blank.

Financial Highlights
This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the Fund has not yet commenced operations as of the date of this prospectus, no Financial Highlights are shown.
22  |  J.P. Morgan Exchange-Traded Funds

How to Reach Us
MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:
ANNUAL AND SEMI-ANNUAL REPORTS
The Fund’s annual and semi-annual reports, when available, will contain more information about the Fund’s investments and performance. The annual report will also include details about the market conditions and investment strategies that have a significant effect on the Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPMETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your Shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and other information about the Fund are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Fund is 811-22903.
©JPMorgan Chase & Co., 2023. All rights reserved. October 2023.

PR-HCLETF-1023